UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

RESIDENTIAL ASSET SECURITIES CORPORATION,

on behalf of the RASC Series 2006-EMX3 Trust

(Exact name of registrant as specified in its charter)

Delaware	333-131209-01	51-0362653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Boulevard, Suite 250 Minneapolis, Minnesota	55437
(Address of principal executive office)	(Zip Code)

(952) 857-7000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On April 21, 2006, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX3, pursuant to a Pooling and Servicing Agreement dated as of April 1, 2006 among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of April 21, 2005 between Residential Funding Corporation and Residential Asset Securities Corporation.

The mortgage loan schedule filed by Form 8-K on May 3, 2006, with the Securities and Exchange Commission in connection with the RASC Series 2006-EMX3 Trust is hereby replaced in its entirety with the mortgage loan schedule filed herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

99.1 Mortgage Loan Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION

By: /s/Tim Jacobson
Name: Tim Jacobson
Title: Vice President

Dated: June 1, 2006

Exhibit Index

Exhibit No.	Description

99.1	Mortgage Loan Schedule.